SHIVA CORPORATION
		Proxy for the Annual Meeting of Stockholders
				May 14, 1997
		SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank A. Ingari, Cynthia M. Deysher and M. Elizabeth Potthoff, and each of them, proxies, with full power of substitution, to vote all shares of stock of Shiva Corporation (the
"Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 14, 1997, at 10:00 a.m., local time, at the Fleet Headquarters, Fleet Center, 75 State Street, 8th Floor, Boston, Massachusetts 02109, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 3, 1997, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSAL IN ITEM 2.

				SEE REVERSE SIDE

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[ X ] Please mark votes as in this example.

1. To elect two members to the Board of Directors, each to serve for a three-year term as a Class III Director:

	 FOR                 WITHHELD
	[   ]                  [   ]

Nominees:  L. John Doerr, Frank A. Ingari
For all nominees except as noted below

   _____________________________


2.  To approve a new 1997 Stock Incentive Plan ("the 1997 Plan.")

	FOR          AGAINST         ABSTAIN
	[  ]          [  ]            [  ]


3. To transact such other business as may properly come before the meeting and any adjournment thereof.


[  ]    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

_______________________________________

_______________________________________


[  ]    MARK HERE IF YOU PLAN TO ATTEND THE MEETING


__________________________________________     _____________________
Signature                                                       Date

__________________________________________     _____________________
Signature if held jointly                                       Date

Note:
If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.


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